First Horizon Corporation Delivers Strong Second Quarter 2026 Results
with Net Income Available to Common Shareholders of $260 Million, up 12% year-over-year and EPS of $0.54, up $0.09 from Second Quarter 2025

MEMPHIS, TN (July 15, 2026) – First Horizon Corporation (NYSE: FHN or “First Horizon”) today reported second quarter net income available to common shareholders ("NIAC") of $260 million or earnings per share of $0.54, compared with first quarter 2026 NIAC of $257 million or earnings per share of $0.53 and second quarter 2025 NIAC of $233 million or earnings per share of $0.45. Return on common equity and return on tangible common equity grew to 12.3% and 15.2%, respectively, in the quarter.*

"Our results represent another quarter of disciplined execution," said Chairman, President and CEO Bryan Jordan. "This performance is the result of our focus on developing client relationships and prioritizing and delivering outstanding service.”

Jordan continued, "Compared to the first half of 2025, net income available to common shareholders grew 16% in the first half of 2026. This reflects strength across multiple aspects of our business and includes 3% year-over-year loan growth."

Notable Items

Notable Items
Quarterly, Unaudited ($ in millions, except per share data)	2Q26	1Q26	2Q25
Summary of Notable Items:
Deferred compensation adjustment	$—	$—	$4
FDIC special assessment (other noninterest expense)	—	—	1
Other notable expenses	(5)	—	—
Total notable items (pre-tax)	$(5)	$—	$4
Tax on notable items before preferred stock dividends	$1	$—	$(1)
Preferred Stock Dividend **	$3	$—	$—
Total notable items (after-tax)	$(1)	$—	$3
Numbers may not total due to rounding.

Second quarter pre-tax notable items included a $5 million impact related to Visa derivative valuation expenses. Second quarter after-tax notable items include $3 million of deemed dividend impacts related to the redemption of preferred stock.

* "Adjusted" results, along with return on tangible common equity, tangible book value per share, and certain other financial measures, are non-GAAP financial measures. All references to loans include leases. All references to earnings per share are based on diluted shares. NII, total revenue, NIM, and PPNR are presented on a fully taxable equivalent ("FTE") basis. Capital ratios are preliminary. Please see page 4 for information on our use of non-GAAP measures and a reconciliation of these measures to GAAP beginning on page 20.

Second Quarter 2026 versus First Quarter 2026

Net interest income
Net interest income (FTE) increased $9 million to $679 million and net interest margin of 3.49% decreased 3 basis points. The NII increase was primarily driven by loan portfolio growth. The NIM decrease was driven by higher deposit costs associated with increased brokered deposits.

Noninterest income
Noninterest income increased $16 million to $211 million, driven by increases of $3 million in brokerage, trust, and insurance, $18 million in deferred compensation income, and $2 million in other noninterest income, partially offset by a $7 million decrease in fixed income.

Noninterest expense
Noninterest expense of $531 million increased $26 million from the prior quarter. This includes a $10 million increase in outside services, a $4 million increase in salaries and benefits expenses, and a $14 million increase in deferred compensation expenses.

Loans and leases
Average loan and lease balances of $64.7 billion increased $1.5 billion from the prior quarter, while period-end balances were $65.3 billion, up $953 million from first quarter 2026. Loans to mortgage companies (LMC) increased by $118 million at period-end, and other C&I balances increased by $710 million. Loan yields of 5.67% decreased 1 basis point.

Deposits
Average deposits of $66.8 billion increased $572 million from first quarter 2026. Period-end deposits of $68.1 billion increased $1.6 billion, driven by a $1.5 billion increase in interest bearing deposits. Interest-bearing deposit cost of 2.33% increased 5 basis points from the prior quarter, with a spot rate of approximately 2.43% at the end of the quarter.

Asset quality
Provision for credit losses expense was $15 million, consistent with first quarter 2026. Net charge-offs were $33 million or 20 basis points, up from $29 million or 18 basis points in the prior quarter. Nonperforming loans of $531 million decreased $75 million. The ACL to loans ratio decreased from 1.28% in first quarter 2026 to 1.24%, reflecting continued positive loan resolutions and lower NPLs.

Capital
CET1 ratio was 10.5%, consistent with first quarter 2026. Capital was deployed into loan growth as well as share repurchases, which totaled $100 million at an average price of $24.52 per share including commissions.

Income taxes
The second quarter 2026 effective and adjusted tax rate was 19.5%, compared to 22.2% in the previous quarter.

SUMMARY RESULTS
Quarterly, Unaudited

				2Q26 Change vs.
($ in millions, except per share and balance sheet data)	2Q26	1Q26	2Q25	1Q26				2Q25
				$/bp			%	$/bp		%
Income Statement
Interest income - taxable equivalent[1]	$1,033	$1,008	$1,047	$26			3%	$(14)		(1)%
Interest expense- taxable equivalent[1]	354	337	403	17			5	(49)		(12)
Net interest income- taxable equivalent	679	670	645	9			1	35		5
Less: Taxable-equivalent adjustment	3	3	4	—			3	—		(13)
Net interest income	676	667	641	9			1	35		5
Noninterest income	211	195	189	16			8	22		12
Total revenue	887	862	830	25			3	57		7
Noninterest expense	531	505	491	26			5	40		8
Pre-provision net revenue[3]	356	357	339	(1)			—	17		5
Provision for credit losses	15	15	30	—			—	(15)		(50)
Income before income taxes	341	342	309	(1)			—	32		10
Provision for income taxes	66	76	64	(10)			(13)	2		4
Net income	274	266	244	8			3	30		12
Net income attributable to noncontrolling interest	4	3	4	—			4	—		(10)
Net income attributable to controlling interest	271	263	240	8			3	30		13
Preferred stock dividends	10	5	8	5			103	3		34
Net income available to common shareholders	$260	$257	$233	$3			1%	$28		12%

Adjusted net income[4]	$278	$266	$241	$12			5%	$37		16%
Adjusted net income available to common shareholders[4]	$262	$257	$229	$5			2%	$33		14%
Common stock information
EPS	$0.54	$0.53	$0.45	$0.01			2%	$0.09		20%
Adjusted EPS[4]	$0.54	$0.53	$0.45	$0.01			2%	$0.09		20%
Diluted shares[8]	480	487	514	(7)			(1)%	(34)		(7)%
Key performance metrics
Net interest margin[6]	3.49%	3.52%	3.40%	(3)	bp			9	bp
Efficiency ratio	59.88	58.54	59.20	134	bp			68	bp
Adjusted efficiency ratio[4]	59.11	58.34	59.47	77	bp			(36)	bp
Effective income tax rate	19.47	22.21	20.78	(274)	bp			(131)	bp
Return on average assets	1.31	1.30	1.20	1	bp			11	bp
Adjusted return on average assets[4]	1.33	1.30	1.18	3	bp			15	bp
Return on average common equity (“ROCE")	12.3	12.3	11.1	7	bp			119	bp
Return on average tangible common equity (“ROTCE”)[4]	15.2	15.1	13.8	9	bp			136	bp
Adjusted ROTCE[4]	15.3	15.1	13.6	17	bp			164	bp
Noninterest income as a % of total revenue	23.73	22.63	22.73	110	bp			100	bp
Adjusted noninterest income as a % of total revenue[4]	23.65%	22.55%	22.63%	110	bp			102	bp
Balance Sheet (billions)
Average loans	$64.7	$63.2	$62.6	$1.5			2%	$2.1		3%
Average deposits	66.8	66.2	64.7	0.6			1	2.0		3
Average assets	84.1	83.0	82.0	1.1			1	2.1		3
Average common equity	$8.5	$8.5	$8.4	$—			(1)%	$0.1		1%
Asset Quality Highlights
Allowance for loan and lease losses to loans and leases	1.09%	1.13%	1.29%	(4)	bp	—		(20)	bp
Allowance for credit losses to loans and leases[4]	1.24%	1.28%	1.42%	(4)	bp			(18)	bp
Nonperforming loans and leases ratio	0.81%	0.94%	0.94%	(13)	bp			(13)	bp
Net charge-off ratio	0.20%	0.18%	0.22%	2	bp			(2)	bp
Net charge-offs	$33	$29	$34	$4			14%	$(1)		(3)%
Capital Ratio Highlights (current quarter is an estimate)
Common Equity Tier 1	10.5%	10.5%	11.0%	(7)	bp			(53)	bp
Tier 1	11.8	11.9	12.0	(17)	bp			(23)	bp
Total Capital	13.4	13.7	14.0	(36)	bp			(56)	bp
Tier 1 leverage	10.5%	10.6%	10.6%	(12)	bp			(5)	bp
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

Forward-Looking Statements
This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other similar expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. While there is no assurance that any list of uncertainties and contingencies is complete, examples of factors which could cause actual results to differ from those contemplated by forward-looking statements or historical performance include those mentioned: in this document; in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been furnished as an exhibit; in the forepart, and in Items 1, 1A, and 7, of FHN’s most recent Annual Report on Form 10-K; and in the forepart, and in Item 1A of Part II, of FHN’s Quarterly Report(s) on Form 10-Q filed after that Annual Report. Any forward-looking statements made by or on behalf of FHN speak only as of the date they are made, and FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Actual results could differ and expectations could change, possibly materially, because of one or more factors, including those factors listed in this document or the documents mentioned above, or other factors not listed.

Throughout this document, numbers may not total due to rounding, references to EPS are fully diluted, and capital ratios for the most recent quarter are estimates.

Use of non-GAAP Measures and Regulatory Measures that are not GAAP

Certain measures included in this report are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. Although other entities may use calculation methods that differ from those used by FHN for non-GAAP measures, FHN’s management believes such measures are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. Non-GAAP measures are reported to FHN’s management and Board of Directors through various internal reports.

The non-GAAP measures presented in this earnings release are fully taxable equivalent measures, pre-provision net revenue ("PPNR"), return on average tangible common equity (“ROTCE”), tangible common equity (“TCE”) to tangible assets (“TA”), tangible book value ("TBV") per common share, and various consolidated and segment results and performance measures and ratios adjusted for notable items.

Presentation of regulatory measures, even those which are not GAAP, provides a meaningful basis for comparability to other financial institutions subject to the same regulations as FHN, as demonstrated by their use by banking regulators in reviewing capital adequacy of financial institutions. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this financial supplement include: common equity tier 1 capital ("CET1"), generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios.

Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items, beginning on page 20.

Conference Call Information
Analysts, investors and interested parties may call toll-free starting at 8:15 a.m. CT on July 15, 2026, by dialing 1-833-461-5787 (if calling from the U.S.) and entering access code 702071053. The conference call will begin at 8:30 a.m. CT.

Participants can also opt to listen to the live audio webcast at https://ir.firsthorizon.com/events-and-presentations/default.aspx.

A replay of the webcast will be available on our website on July 15 and will be archived on the site for one year.

First Horizon Corporation (NYSE: FHN), with $84.4 billion in assets as of June 30, 2026, is a leading regional financial services company, dedicated to helping our clients, communities and associates unlock their full potential with capital and counsel. Headquartered in Memphis, TN, the banking subsidiary First Horizon Bank operates in 12 states concentrated in the southern U.S. The Company and its subsidiaries offer commercial, private banking, consumer, small business, wealth and trust management, retail brokerage, capital markets, fixed income, and mortgage banking services. First Horizon has been recognized as one of the nation's best employers by Fortune and Forbes magazines and a Top 10 Most Reputable U.S. Bank. More information is available at www.FirstHorizon.com.

Contact: Investor Relations - Tyler Craft - Tyler.Craft@firsthorizon.com
Media Relations - Beth Ardoin - Beth.Ardoin@firsthorizon.com

CONSOLIDATED INCOME STATEMENT
Quarterly, Unaudited

						2Q26 Change vs.
($ in millions, except per share data)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
						$	%	$	%
Interest income - taxable equivalent[1]	$1,033	$1,008	$1,054	$1,081	$1,047	$26	3%	$(14)	(1)%
Interest expense - taxable equivalent[1]	354	337	375	403	403	17	5	(49)	(12)
Net interest income - taxable equivalent	679	670	679	678	645	9	1	35	5
Less: Taxable - equivalent adjustment	3	3	3	3	4	—	3	—	(13)
Net interest income	676	667	676	674	641	9	1	35	5
Noninterest income:
Fixed income	46	53	57	57	42	(7)	(14)	4	8
Mortgage banking	9	9	10	15	10	—	2	—	(3)
Brokerage, trust, and insurance	45	43	41	39	39	3	7	7	17
Service charges and fees	59	58	64	57	55	—	—	4	6
Card and digital banking fees	18	18	18	19	19	—	(2)	(1)	(6)
Deferred compensation income[9]	15	(3)	3	8	8	18	NM	7	97
Securities gains/(losses)	—	(1)	—	—	—	1	141	—	72
Other noninterest income	18	16	18	19	16	2	12	2	14
Total noninterest income	211	195	212	215	189	16	8	22	12
Total revenue	887	862	888	889	830	25	3	57	7
Noninterest expense:
Personnel expense:
Salaries and benefits	215	211	213	209	206	4	2	9	4
Incentives and commissions	76	79	87	79	73	(3)	(4)	3	5
Deferred compensation expense[9]	13	(2)	3	8	3	14	NM	10	NM
Total personnel expense	304	289	303	296	282	16	5	22	8
Occupancy and equipment[2]	86	84	83	80	79	2	3	7	9
Outside services	79	69	95	79	71	10	15	9	12
Amortization of intangible assets	8	8	9	9	10	—	—	(2)	(16)
Other noninterest expense	53	55	55	87	50	(3)	(5)	3	6
Total noninterest expense	531	505	545	551	491	26	5	40	8
Pre-provision net revenue[3]	356	357	343	339	339	(1)	—	17	5
Provision for credit losses	15	15	—	(5)	30	—	—	(15)	(50)
Income before income taxes	341	342	343	344	309	(1)	—	32	10
Provision for income taxes	66	76	78	78	64	(10)	(13)	2	4
Net income	274	266	266	266	244	8	3	30	12
Net income attributable to noncontrolling interest	4	3	4	4	4	—	4	—	(10)
Net income attributable to controlling interest	271	263	262	262	240	8	3	30	13
Preferred stock dividends	10	5	5	8	8	5	103	3	34
Net income available to common shareholders	$260	$257	$257	$254	$233	$3	1%	$28	12%
Common Share Data
EPS	$0.55	$0.54	$0.52	$0.50	$0.46	$0.01	2%	$0.09	20%
Basic shares	475	480	491	505	508	(5)	(1)	(33)	(7)
Diluted EPS	$0.54	$0.53	$0.52	$0.50	$0.45	$0.01	2	$0.09	20
Diluted shares[8]	480	487	496	510	514	(7)	(1)%	(34)	(7)%

Effective tax rate	19.5%	22.2%	22.6%	22.7%	20.8%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

ADJUSTED[4] FINANCIAL DATA - SEE NOTABLE ITEMS ON PAGE 8
Quarterly, Unaudited

						2Q26 Change vs.
($ in millions, except per share data)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
						$	%	$	%
Net interest income (FTE)[1]	$679	$670	$679	$678	$645	$9	1%	$35	5%
Adjusted noninterest income:
Fixed income	46	53	57	57	42	(7)	(14)	4	8
Mortgage banking	9	9	10	15	10	—	2	—	(3)
Brokerage, trust, and insurance	45	43	41	39	39	3	7	7	17
Service charges and fees	59	58	64	57	55	—	—	4	6
Card and digital banking fees	18	18	18	19	19	—	(2)	(1)	(6)
Deferred compensation income[9]	15	(3)	3	8	8	18	NM	7	97
Adjusted securities gains/(losses)	—	(1)	—	—	—	1	141	—	72
Adjusted other noninterest income	18	16	18	19	16	2	12	2	14
Adjusted total noninterest income	$211	$195	$212	$215	$189	$16	8%	$22	12%
Total revenue (FTE)[1]	$890	$865	$892	$893	$833	$25	3%	$57	7%

Adjusted noninterest expense:
Adjusted personnel expense:
Adjusted salaries and benefits	$215	$211	$213	$209	$206	$4	2%	$9	4%
Adjusted Incentives and commissions	76	79	87	79	73	(3)	(4)	3	5
Deferred compensation expense[9]	13	(2)	3	8	7	14	NM	6	98
Adjusted total personnel expense	304	289	303	296	286	16	5	19	7
Adjusted occupancy and equipment[2]	86	84	83	80	79	2	3	7	9
Adjusted outside services	79	69	95	79	71	10	15	9	12
Amortization of intangible assets	8	8	9	9	10	—	—	(2)	(16)
Adjusted other noninterest expense	48	55	52	79	50	(8)	(14)	(3)	(6)
Adjusted total noninterest expense	$526	$505	$541	$542	$495	$21	4%	$30	6%

Adjusted pre-provision net revenue[4]	$364	$360	$350	$351	$338	$4	1%	$26	8%

Provision for credit losses	$15	$15	$—	$(5)	$30	$—	—%	$(15)	(50)%

Adjusted net income available to common shareholders	$262	$257	$259	$263	$229	$5	2%	$33	14%

Adjusted Common Share Data
Adjusted diluted EPS	$0.54	$0.53	$0.52	$0.51	$0.45	$0.01	2%	$0.09	20%
Diluted shares[8]	480	487	496	510	514	(7)	(1)%	(34)	(7)%

Adjusted effective tax rate	19.5%	22.2%	22.7%	22.7%	20.8%
Adjusted ROTCE[4]	15.3%	15.1%	15.0%	15.0%	13.6%
Adjusted efficiency ratio[4]	59.1%	58.3%	60.7%	60.8%	59.5%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

NOTABLE ITEMS
Quarterly, Unaudited

(In millions)	2Q26	1Q26	4Q25	3Q25	2Q25
Summary of Notable Items:
Deferred compensation adjustment	$—	$—	$—	$—	$4
FDIC special assessment (other noninterest expense)	—	—	7	2	1
Other notable expenses *	(5)	—	(10)	(10)	—
Total notable items (pre-tax)	$(5)	$—	$(3)	$(8)	$4
Tax-related notable items	$—	$—	$—	$—	$—
Preferred Stock Dividend **	$3	$—	$—	$(3)	$—
Numbers may not total due to rounding.
* 2Q26 includes $5 million of Visa derivative valuation expenses and 4Q25 and 3Q25 each include $10 million.
** 2Q26 and 3Q25 include deemed dividends on the redemption of Preferred Stock.

IMPACT OF NOTABLE ITEMS:
Quarterly, Unaudited

($ in millions, except per share data)	2Q26	1Q26	4Q25	3Q25	2Q25
Impacts of Notable Items:
Noninterest expense:
Personnel expenses:
Deferred compensation expense	$—	$—	$—	$—	$4
Total personnel expenses	—	—	—	—	4
Outside services	—	—	—	—	—
Other noninterest expense	(5)	—	(3)	(8)	1
Total noninterest expense	$(5)	$—	$(3)	$(8)	$4
Income before income taxes	$5	$—	$3	$8	$(4)
Provision for income taxes	1	—	1	2	(1)
Preferred stock dividends *	3	—	—	(3)	—
Net income/(loss) available to common shareholders	$1	$—	$2	$9	$(3)
EPS impact of notable items	$—	$—	$—	$0.01	$—
Numbers may not total due to rounding.
* 2Q26 and 3Q25 include deemed dividends on the redemption of Preferred Stock.

FINANCIAL RATIOS
Quarterly, Unaudited
						2Q26 Change vs.
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26			2Q25
FINANCIAL RATIOS						$/bp		%	$/bp		%
Net interest margin[6]	3.49%	3.52%	3.51%	3.55%	3.40%	(3)	bp		9	bp
Return on average assets	1.31%	1.30%	1.27%	1.29%	1.20%	1	bp		11	bp
Adjusted return on average assets[4]	1.33%	1.30%	1.28%	1.32%	1.18%	3	bp		15	bp
Return on average common equity (“ROCE”)	12.33%	12.26%	11.99%	11.74%	11.14%	7	bp		119	bp
Return on average tangible common equity (“ROTCE”)[4]	15.21%	15.12%	14.82%	14.49%	13.85%	9	bp		136	bp
Adjusted ROTCE[4]	15.29%	15.12%	14.96%	15.00%	13.65%	17	bp		164	bp
Noninterest income as a % of total revenue	23.73%	22.63%	23.89%	24.16%	22.73%	110	bp		100	bp
Adjusted noninterest income as a % of total revenue[4]	23.65%	22.55%	23.80%	24.07%	22.63%	110	bp		102	bp
Efficiency ratio	59.88%	58.54%	61.33%	61.92%	59.20%	134	bp		68	bp
Adjusted efficiency ratio[4]	59.11%	58.34%	60.73%	60.76%	59.47%	77	bp		(36)	bp
Allowance for loan and lease losses to loans and leases	1.09%	1.13%	1.15%	1.23%	1.29%	(4)	bp		(20)	bp
Allowance for credit losses to loans and leases[4]	1.24%	1.28%	1.31%	1.38%	1.42%	(4)	bp		(18)	bp

CAPITAL DATA
CET1 capital ratio*	10.5%	10.5%	10.6%	11.0%	11.0%	(7)	bp		(53)	bp
Tier 1 capital ratio*	11.8%	11.9%	11.5%	11.9%	12.0%	(17)	bp		(23)	bp
Total capital ratio*	13.4%	13.7%	13.3%	13.8%	14.0%	(36)	bp		(56)	bp
Tier 1 leverage ratio*	10.5%	10.6%	10.2%	10.5%	10.6%	(12)	bp		(5)	bp
Risk-weighted assets (“RWA”) (billions)*	$74.6	$73.3	$73.0	$72.0	$71.7	$1.2		2%	$2.8		4%
Total equity to total assets	11.21%	11.25%	10.90%	11.11%	11.28%	(4)	bp		(7)	bp
Tangible common equity/tangible assets (“TCE/TA”)[4]	8.31%	8.27%	8.37%	8.55%	8.58%	4	bp		(27)	bp
Period-end shares outstanding (millions)[8]	474	476	485	500	509	(2)		—%	(35)		(7)%
Cash dividends declared per common share	$0.17	$0.17	$0.15	$0.15	$0.15	$—		—%	$0.02		13%
Book value per common share	$17.91	$17.72	$17.53	$17.19	$16.78	$0.19		1%	$1.13		7%
Tangible book value per common share[4]	$14.53	$14.34	$14.20	$13.94	$13.57	$0.19		1%	$0.96		7%

SELECTED BALANCE SHEET DATA
Loans-to-deposit ratio (period-end balances)	95.97%	96.83%	95.08%	96.23%	96.47%	(86)	bp		(50)	bp
Loans-to-deposit ratio (average balances)	96.87%	95.44%	95.33%	95.24%	96.62%	143	bp		25	bp
Full-time equivalent associates	7,422	7,369	7,373	7,341	7,255	53		1%	167		2%
*Current quarter is an estimate.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED PERIOD-END BALANCE SHEET
Quarterly, Unaudited

						2Q26 Change vs.
(In millions)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
Assets:						$	%	$	%

Loans and leases:
Commercial, financial, and industrial (C&I)	$37,296	$36,467	$35,905	$34,401	$34,359	$829	2%	$2,936	9%
Commercial real estate	13,595	13,420	13,563	13,674	13,936	175	1	(341)	(2)
Total Commercial	50,891	49,887	49,468	48,076	48,295	1,004	2	2,596	5
Consumer real estate	13,869	13,928	14,107	14,403	14,368	(59)	—	(498)	(3)
Credit card and other[5]	570	562	580	579	597	8	1	(27)	(5)
Total Consumer	14,439	14,490	14,688	14,982	14,965	(50)	—	(525)	(4)
Loans and leases, net of unearned income	65,330	64,377	64,156	63,058	63,260	953	1	2,070	3
Loans held for sale	501	562	406	501	402	(61)	(11)	99	25
Investment securities	9,062	9,351	9,382	9,332	9,362	(289)	(3)	(300)	(3)
Trading securities	1,417	1,812	1,904	2,070	1,430	(395)	(22)	(13)	(1)
Interest-bearing deposits with banks	1,158	1,116	1,125	1,228	911	43	4	247	27
Federal funds sold and securities purchased under agreements to resell	594	754	634	774	527	(160)	(21)	67	13
Total interest earning assets	78,063	77,971	77,606	76,963	75,893	92	—	2,170	3
Cash and due from banks	1,034	889	961	912	988	145	16	46	5
Goodwill and other intangible assets, net	1,599	1,607	1,615	1,624	1,633	(8)	(1)	(34)	(2)
Premises and equipment, net	545	539	544	553	561	5	1	(17)	(3)
Allowance for loan and lease losses	(709)	(730)	(738)	(777)	(814)	21	3	105	13
Other assets	3,906	3,855	3,889	3,916	3,823	51	1	83	2
Total assets	$84,437	$84,132	$83,876	$83,192	$82,084	$306	—%	$2,354	3%

Liabilities and Shareholders' Equity:
Deposits:
Savings	$25,553	$26,007	$26,010	$26,365	$25,939	$(454)	(2)%	$(386)	(1)%
Time deposits	10,018	7,125	6,485	6,201	7,270	2,893	41	2,749	38
Other interest-bearing deposits	16,508	17,440	19,158	16,936	16,477	(933)	(5)	31	—
Total interest-bearing deposits	52,078	50,572	51,653	49,502	49,685	1,506	3	2,393	5
Trading liabilities	533	666	607	662	469	(134)	(20)	63	14
Federal funds purchased and securities sold under agreements to repurchase	2,161	2,193	3,012	2,675	3,201	(32)	(1)	(1,040)	(32)
Short-term borrowings	842	1,975	241	1,596	260	(1,132)	(57)	582	NM
Term borrowings	1,321	1,318	1,321	1,328	1,342	2	—	(21)	(2)
Total interest-bearing liabilities	56,935	56,725	56,835	55,763	54,957	210	—	1,978	4
Noninterest-bearing deposits	15,994	15,910	15,823	16,023	15,892	84	1	103	1
Other liabilities	2,045	2,032	2,076	2,163	1,978	13	1	67	3
Total liabilities	74,974	74,667	74,734	73,948	72,826	307	—	2,148	3
Shareholders' Equity:
Preferred stock[10]	682	741	349	349	426	(59)	(8)	255	60
Common stock	296	297	303	313	318	(1)	—	(22)	(7)
Capital surplus	3,653	3,759	3,974	4,288	4,459	(106)	(3)	(805)	(18)
Retained earnings	5,383	5,205	5,030	4,848	4,671	178	3	713	15
Accumulated other comprehensive loss, net	(846)	(832)	(809)	(849)	(912)	(13)	(2)	66	7
Combined shareholders' equity	9,168	9,170	8,847	8,949	8,962	(1)	—	206	2
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,464	9,465	9,142	9,244	9,257	(1)	—	206	2
Total liabilities and shareholders' equity	$84,437	$84,132	$83,876	$83,192	$82,084	$306	—%	$2,354	3%
Memo:
Total deposits	$68,073	$66,482	$67,477	$65,525	$65,576	$1,590	2%	$2,496	4%
Loans to mortgage companies	$4,759	$4,641	$4,703	$3,926	$4,058	$118	3%	$701	17%
Unfunded Loan Commitments:
Commercial	$20,164	$18,980	$18,644	$18,485	$17,784	$1,184	6%	$2,381	13%
Consumer	$4,016	$4,022	$4,002	$4,036	$4,153	$(6)	—%	$(137)	(3)%
Numbers may not total due to rounding. See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED AVERAGE BALANCE SHEET
Quarterly, Unaudited

						2Q26 Change vs.
(In millions)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
Assets:						$	%	$	%
Loans and leases:
Commercial, financial, and industrial (C&I)	$36,745	$35,208	$35,005	$34,011	$33,634	$1,537	4%	$3,111	9%
Commercial real estate	13,510	13,417	13,587	13,772	14,070	93	1	(560)	(4)
Total Commercial	50,256	48,625	48,591	47,784	47,704	1,631	3	2,551	5
Consumer real estate	13,873	13,998	14,255	14,409	14,224	(126)	(1)	(351)	(2)
Credit card and other[5]	566	569	586	594	623	(2)	—	(56)	(9)
Total Consumer	14,439	14,567	14,841	15,004	14,847	(128)	(1)	(408)	(3)
Loans and leases, net of unearned income	64,695	63,192	63,432	62,787	62,551	1,503	2	2,144	3
Loans held-for-sale	532	479	515	454	501	53	11	30	6
Investment securities	9,218	9,454	9,321	9,321	9,330	(236)	(2)	(112)	(1)
Trading securities	1,677	1,796	1,798	1,625	1,609	(118)	(7)	68	4
Interest-bearing deposits with banks	1,168	1,233	1,218	1,272	1,259	(65)	(5)	(91)	(7)
Federal funds sold and securities purchased under agreements to resell	669	756	743	573	636	(87)	(11)	33	5
Total interest earning assets	77,960	76,910	77,027	76,032	75,887	1,050	1	2,073	3
Cash and due from banks	923	936	900	860	864	(13)	(1)	59	7
Goodwill and other intangible assets, net	1,603	1,611	1,619	1,628	1,638	(8)	(1)	(35)	(2)
Premises and equipment, net	544	543	548	556	565	—	—	(22)	(4)
Allowance for loan and lease losses	(732)	(750)	(774)	(809)	(828)	18	2	96	12
Other assets	3,799	3,795	3,760	3,781	3,831	4	—	(32)	(1)
Total assets	$84,097	$83,045	$83,081	$82,049	$81,958	$1,052	1%	$2,139	3%

Liabilities and shareholders' equity:
Deposits:
Savings	$25,618	$26,148	$26,693	$26,326	$25,899	$(530)	(2)%	$(281)	(1)%
Time deposits	8,501	6,755	6,205	6,871	6,630	1,746	26	1,871	28
Other interest-bearing deposits	16,914	17,679	17,573	16,866	16,362	(765)	(4)	552	3
Total interest-bearing deposits	51,033	50,582	50,470	50,063	48,891	451	1	2,142	4
Trading liabilities	645	729	722	549	613	(83)	(11)	33	5
Federal funds purchased and securities sold under agreements to repurchase	2,518	2,649	2,807	2,631	2,692	(132)	(5)	(174)	(6)
Short-term borrowings	1,400	894	470	387	1,208	507	57	192	16
Term borrowings	1,319	1,319	1,323	1,335	1,556	—	—	(238)	(15)
Total interest-bearing liabilities	56,916	56,173	55,792	54,965	54,960	742	1	1,956	4
Noninterest-bearing deposits	15,749	15,628	16,072	15,862	15,851	121	1	(102)	(1)
Other liabilities	1,988	1,999	2,082	1,999	2,050	(11)	(1)	(61)	(3)
Total liabilities	74,652	73,800	73,946	72,825	72,861	853	1	1,792	2
Shareholders' Equity:
Preferred stock[10]	682	436	349	350	426	246	56	255	60
Common stock	297	300	307	316	318	(3)	(1)	(21)	(7)
Capital surplus	3,703	3,866	4,095	4,379	4,464	(163)	(4)	(761)	(17)
Retained earnings	5,310	5,129	4,910	4,798	4,562	181	4	748	16
Accumulated other comprehensive loss, net	(842)	(781)	(821)	(913)	(967)	(61)	(8)	125	13
Combined shareholders' equity	9,149	8,950	8,840	8,928	8,802	199	2	347	4
Noncontrolling interest	295	295	295	295	295	—	—	—	—
Total shareholders' equity	9,444	9,245	9,135	9,224	9,097	199	2	347	4
Total liabilities and shareholders' equity	$84,097	$83,045	$83,081	$82,049	$81,958	$1,052	1%	$2,139	3%
Memo:
Total deposits	$66,782	$66,210	$66,542	$65,924	$64,742	$572	1%	$2,040	3%
Loans to mortgage companies	$4,284	$3,884	$4,160	$3,628	$3,533	$399	10%	$751	21%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET INTEREST INCOME AND AVERAGE BALANCE SHEET: YIELDS AND RATES
Quarterly, Unaudited
											2Q26 Change vs.
	2Q26		1Q26		4Q25		3Q25		2Q25		1Q26			2Q25
(In millions, except rates)	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense	Rate	Income/Expense			Income/Expense
											$/bp		%	$/bp		%
Interest earning assets/Interest income:
Loans and leases, net of unearned income:
Commercial	$735	5.87%	$707	5.89%	$743	6.07%	$767	6.37%	$738	6.21%	$28		4%	$(3)		—%
Consumer	180	4.97	181	4.99	187	5.02	191	5.07	186	4.99	(2)		(1)	(6)		(3)
Loans and leases, net of unearned income	915	5.67	887	5.68	930	5.83	957	6.06	924	5.92	27		3	(9)		(1)
Loans held-for-sale	8	6.18	7	6.26	8	6.45	8	6.86	8	6.76	1		10	—		(3)
Investment securities	70	3.05	71	3.02	71	3.06	72	3.09	71	3.06	(1)		(2)	(1)		(2)
Trading securities	23	5.55	24	5.25	25	5.57	24	5.81	23	5.72	—		(1)	—		1
Interest-bearing deposits with banks	11	3.69	11	3.69	12	3.97	14	4.41	14	4.45	—		(4)	(3)		(23)
Federal funds sold and securities purchased under agreements	6	3.56	7	3.55	7	3.86	6	4.20	7	4.24	(1)		(10)	(1)		(11)
Interest income	$1,033	5.31%	$1,008	5.29%	$1,054	5.44%	$1,081	5.65%	$1,047	5.53%	$26		3%	$(14)		(1)%

Interest-bearing liabilities/Interest expense:
Interest-bearing deposits:
Savings	$138	2.17%	$138	2.14%	$169	2.51%	$184	2.78%	$177	2.73%	$—		—%	$(38)		(22)%
Time deposits	74	3.48	56	3.39	55	3.49	64	3.71	64	3.88	17		31	10		15
Other interest-bearing deposits	84	1.99	89	2.04	98	2.22	102	2.41	96	2.36	(5)		(6)	(12)		(13)
Total interest-bearing deposits	296	2.33	284	2.28	322	2.53	351	2.78	337	2.76	12		4	(41)		(12)
Trading liabilities	6	4.00	7	3.81	7	3.76	5	3.93	6	4.07	—		(6)	—		4
Federal funds purchased and securities sold under agreements to repurchase	19	3.09	20	2.98	23	3.21	23	3.52	24	3.61	—		(1)	(5)		(20)
Short-term borrowings	13	3.83	8	3.78	5	4.08	4	4.39	13	4.47	5		61	—		—
Term borrowings	19	5.65	19	5.65	19	5.76	19	5.82	22	5.60	—		—	(3)		(14)
Interest expense	354	2.49	337	2.43	375	2.67	403	2.91	403	2.94	17		5	(49)		(12)
Net interest income - tax equivalent basis	679	2.82	670	2.86	679	2.77	678	2.74	645	2.59	9		1	35		5
Fully taxable equivalent adjustment	(3)	0.67	(3)	0.66	(3)	0.74	(3)	0.81	(4)	0.81	—		(3)	—		13
Net interest income	$676	3.49%	$667	3.52%	$676	3.51%	$674	3.55%	$641	3.40%	$9		1%	$35		5%

Memo:
Total loan yield		5.67%		5.68%		5.83%		6.06%		5.92%	(1)	bp		(25)	bp
Total deposit cost		1.78%		1.74%		1.92%		2.11%		2.09%	4	bp		(31)	bp
Total funding cost		1.95%		1.90%		2.07%		2.26%		2.28%	5	bp		(33)	bp
Average loans and leases, net of unearned income	$64,695		$63,192		$63,432		$62,787		$62,551		$1,503		2%	$2,144		3%
Average deposits	66,782		66,210		66,542		65,924		64,742		572		1%	2,040		3%
Average funded liabilities	72,664		71,801		71,864		70,827		70,811		$863		1%	$1,853		3%
Net interest income and yields are adjusted to a fully taxable equivalent (“FTE”) basis assuming a statutory federal income tax of 21 percent and, where applicable, state income taxes.
Earning assets yields are expressed net of unearned income.
Loan yields include loan fees, cash basis interest income, and loans on nonaccrual status.
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NONPERFORMING LOANS AND LEASES ("NPL")
Quarterly, Unaudited

	As of					2Q26 change vs.
(In millions, except ratio data)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
						$	%	$	%
Nonperforming loans and leases
Commercial, financial, and industrial (C&I)	$205	$219	$224	$211	$224	$(13)	(6)%	$(19)	(9)%
Commercial real estate	184	243	239	254	236	(58)	(24)	(52)	(22)
Consumer real estate	141	144	140	139	131	(3)	(2)	10	8
Credit card and other[5]	1	1	1	1	1	—	(30)	—	(40)
Total nonperforming loans and leases	$531	$606	$604	$605	$593	$(75)	(12)%	$(62)	(10)%

Asset Quality Ratio
Nonperforming loans and leases to loans and leases
Commercial, financial, and industrial (C&I)	0.55%	0.60%	0.62%	0.61%	0.65%
Commercial real estate	1.36	1.81	1.76	1.86	1.70
Consumer real estate	1.02	1.03	0.99	0.96	0.91
Credit card and other[5]	0.13	0.19	0.16	0.25	0.21
Total nonperforming loans and leases to loans and leases	0.81%	0.94%	0.94%	0.96%	0.94%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Quarterly, Unaudited

	As of					2Q26 change vs.
(In millions)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
						$	%	$	%
Loans and leases 90 days or more past due and accruing
Commercial, financial, and industrial (C&I)	$1	$1	$1	$1	$1	$—	2%	$—	37%
Commercial real estate	—	—	—	—	—	—	NM	—	NM
Consumer real estate	—	2	6	6	6	(1)	(65)	(6)	(91)
Credit card and other[5]	1	1	1	2	1	—	21	—	(35)
Total loans and leases 90 days or more past due and accruing	$2	$3	$8	$9	$8	$(1)	(28)%	$(6)	(73)%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED NET CHARGE-OFFS (RECOVERIES)
Quarterly, Unaudited

	As of					2Q26 change vs.
(In millions, except ratio data)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
Charge-off, Recoveries and Related Ratios						$	%	$	%
Gross Charge-offs
Commercial, financial, and industrial (C&I)	$32	$36	$39	$25	$28	$(4)	(11)%	$4	16%
Commercial real estate	3	4	2	3	8	(1)	(18)	(5)	(61)
Consumer real estate	1	1	1	1	2	(1)	(35)	(1)	(47)
Credit card and other[5]	5	4	4	6	6	—	9	(1)	(24)
Total gross charge-offs	$41	$45	$47	$36	$43	$(5)	(11)%	$(2)	(6)%
Gross Recoveries
Commercial, financial, and industrial (C&I)	$(5)	$(14)	$(13)	$(6)	$(6)	$9	65%	$1	22%
Commercial real estate	—	—	—	—	—	—	13	—	NM
Consumer real estate	(2)	(2)	(2)	(1)	(2)	—	18	—	1
Credit card and other[5]	(1)	(1)	(1)	(1)	(2)	—	(22)	—	21
Total gross recoveries	$(8)	$(17)	$(16)	$(9)	$(9)	$9	54%	$1	15%
Net Charge-offs (Recoveries)
Commercial, financial, and industrial (C&I)	$27	$23	$26	$19	$22	$5	20%	$6	26%
Commercial real estate	3	3	2	3	8	(1)	(18)	(5)	(64)
Consumer real estate	(1)	—	(1)	(1)	—	—	(38)	(1)	NM
Credit card and other[5]	4	3	3	5	4	—	4	(1)	(25)
Total net charge-offs	$33	$29	$30	$26	$34	$4	14%	$(1)	(3)%

Annualized Net Charge-off (Recovery) Rates
Commercial, financial, and industrial (C&I)	0.30%	0.26%	0.30%	0.22%	0.26%
Commercial real estate	0.08	0.10	0.04	0.09	0.22
Consumer real estate	(0.02)	(0.01)	(0.02)	(0.02)	—
Credit card and other[5]	2.17	2.10	2.31	3.54	2.64
Total loans and leases	0.20%	0.18%	0.19%	0.17%	0.22%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ALLOWANCE FOR LOAN AND LEASE LOSSES AND RESERVE FOR UNFUNDED COMMITMENTS
Quarterly, Unaudited

	As of					2Q26 Change vs.
(In millions)	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
Summary of Changes in the Components of the Allowance For Credit Losses						$	%	$	%
Allowance for loan and lease losses - beginning	$730	$738	$777	$814	$822	$(9)	(1)%	$(93)	(11)%
Charge-offs:
Commercial, financial, and industrial (C&I)	(32)	(36)	(39)	(25)	(28)	4	11	(4)	(16)
Commercial real estate	(3)	(4)	(2)	(3)	(8)	1	18	5	61
Consumer real estate	(1)	(1)	(1)	(1)	(2)	1	35	1	47
Credit card and other[5]	(5)	(4)	(4)	(6)	(6)	—	(9)	1	24
Total charge-offs	(41)	(45)	(47)	(36)	(43)	5	11	2	6
Recoveries:
Commercial, financial, and industrial (C&I)	5	14	13	6	6	(9)	(65)	(1)	(22)
Commercial real estate	—	—	—	—	—	—	(13)	—	NM
Consumer real estate	2	2	2	1	2	—	(18)	—	(1)
Credit card and other[5]	1	1	1	1	2	—	22	—	(21)
Total Recoveries	8	17	16	9	9	(9)	(54)	(1)	(15)
Provision for loan and lease losses:
Commercial, financial, and industrial (C&I)	24	41	28	5	23	(16)	(40)	1	4
Commercial real estate	(3)	(17)	(26)	(5)	(5)	13	78	1	17
Consumer real estate	(12)	(6)	(13)	(15)	4	(5)	(84)	(16)	NM
Credit card and other[5]	3	3	3	4	3	—	5	—	(13)
Total provision for loan and lease losses:	12	20	(8)	(11)	26	(8)	(40)	(14)	(53)
Allowance for loan and lease losses - ending	$709	$730	$738	$777	$814	$(21)	(3)%	$(105)	(13)%

Reserve for unfunded commitments - beginning	$96	$101	$93	$87	$83	$(5)	(5)%	$13	16%
Provision for unfunded commitments	3	(5)	8	6	4	8	NM	(1)	(25)
Reserve for unfunded commitments - ending	$99	$96	$101	$93	$87	$3	3%	$12	14%
Total allowance for credit losses - ending	$808	$826	$839	$870	$901	$(18)	(2)%	$(93)	(10)%
Numbers may not total due to rounding.
See footnote disclosures on page 19 and glossary of terms on page 25.

CONSOLIDATED ASSET QUALITY RATIOS - ALLOWANCE FOR LOAN AND LEASE LOSSES
Quarterly, Unaudited

	As of
	2Q26	1Q26	4Q25	3Q25	2Q25

Allowance for loan and lease losses to loans and leases
Commercial, financial, and industrial (C&I)	0.94%	0.97%	0.93%	0.97%	1.01%
Commercial real estate	1.10%	1.16%	1.30%	1.49%	1.53%
Consumer real estate	1.37%	1.44%	1.46%	1.52%	1.63%
Credit card and other[5]	3.42%	3.49%	3.40%	3.42%	3.50%
Total allowance for loan and lease losses to loans and leases	1.09%	1.13%	1.15%	1.23%	1.29%
Allowance for loan and lease losses to nonperforming loans and leases
Commercial, financial, and industrial (C&I)	171%	162%	150%	158%	155%
Commercial real estate	81%	64%	74%	80%	90%
Consumer real estate	135%	140%	147%	158%	179%
Credit card and other[5]	2,617%	1,842%	2,096%	1,380%	1,684%
Total allowance for loan and lease losses to nonperforming loans and leases	133%	120%	122%	128%	137%

Allowance for credit losses ratios
Total allowance for credit losses to loans and leases[4]	1.24%	1.28%	1.31%	1.38%	1.42%
Total allowance for credit losses to nonperforming loans and leases[4]	152%	136%	139%	144%	152%
See footnote disclosures on page 19 and glossary of terms on page 25.

COMMERCIAL, CONSUMER, AND WEALTH
Quarterly, Unaudited

						2Q26 Change vs.
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26			2Q25
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$654	$649	$662	$671	$643	$5		1%	$11		2%
Noninterest income	123	119	124	117	113	5		4	10		9
Total revenue	777	768	786	787	757	9		1	21		3
Noninterest expense	376	368	380	366	355	9		2	21		6
Pre-provision net revenue[3]	401	400	407	421	402	1		—	—		—
Provision for credit losses	1	8	(2)	2	13	(7)		(89)	(12)		(94)
Income before income tax expense	400	393	409	420	389	8		2	12		3
Income tax expense	96	94	98	100	92	2		2	4		4
Net income	$304	$299	$311	$319	$296	$6		2%	$8		3%

Average Balances (billions)
Total loans and leases	$57.5	$56.5	$56.5	$56.4	$56.3	$1.0		2%	$1.2		2%
Interest-earning assets	57.5	56.5	56.5	56.4	56.3	1.0		2	1.2		2
Total assets	60.0	59.0	59.0	58.8	58.7	1.0		2	1.3		2
Total deposits	58.1	58.7	59.4	59.1	58.9	(0.6)		(1)	(0.8)		(1)

Key Metrics
Net interest margin[6]	4.58%	4.68%	4.67%	4.74%	4.60%	(10)	bp		(2)	bp
Efficiency ratio	48.39%	47.86%	48.31%	46.50%	46.91%	53	bp		148	bp
Loans-to-deposits ratio (period-end balances)	98.64%	95.94%	94.83%	94.56%	95.33%	270	bp		331	bp
Loans-to-deposits ratio (average balances)	98.90%	96.19%	95.09%	95.30%	95.59%	271	bp		331	bp
Return on average assets (annualized)	2.03%	2.05%	2.09%	2.15%	2.02%	(2)	bp		1	bp
Return on allocated equity[7]	20.81%	20.57%	20.34%	20.37%	18.80%	24	bp		201	bp
Financial center locations	407	410	412	413	414	(3)			(7)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

WHOLESALE
Quarterly, Unaudited

						2Q26 Change vs.
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26			2Q25
						$/bp		%	$/bp		%
Income Statement (millions)
Net interest income	$67	$62	$66	$60	$57	$5		8%	$10		17%
Noninterest income	58	64	69	74	53	(7)		(10)	4		8
Total revenue	125	126	135	134	111	(2)		(1)	14		13
Noninterest expense	79	83	85	83	75	(5)		(6)	4		5
Pre-provision net revenue[3]	46	43	50	52	36	3		7	10		29
Provision for credit losses	23	9	3	(1)	6	14		146	17		NM
Income before income tax expense	23	34	47	52	30	(10)		(31)	(7)		(22)
Income tax expense	6	8	11	13	7	(3)		(32)	(2)		(24)
Net income	$18	$26	$36	$40	$23	$(8)		(30)%	$(5)		(22)%

Average Balances (billions)
Total loans and leases	$7.0	$6.3	$6.5	$6.0	$5.8	$0.7		10%	$1.2		20%
Interest-earning assets	9.9	9.4	9.6	8.7	8.6	0.5		5	1.3		15
Total assets	10.5	10.1	10.3	9.4	9.3	0.5		5	1.2		13
Total deposits	2.0	2.3	2.3	2.2	2.1	(0.3)		(12)	(0.1)		(4)

Key Metrics
Fixed income product average daily revenue (thousands)	$594	$742	$765	$771	$550	$(149)		(20)%	$43		8%
Net interest margin[6]	2.73%	2.68%	2.72%	2.77%	2.67%	5	bp		6	bp
Efficiency ratio	63.00%	66.01%	62.77%	61.54%	67.76%	(302)	bp		(476)	bp
Loans-to-deposits ratio (period-end balances)	419%	354%	343%	319%	312%	6,585	bp		10,756	bp
Loans-to-deposits ratio (average balances)	353%	280%	288%	276%	282%	7,220	bp		7,021	bp
Return on average assets (annualized)	0.68%	1.03%	1.38%	1.68%	0.98%	(35)	bp		(31)	bp
Return on allocated equity[7]	11.50%	17.55%	24.11%	26.29%	15.39%	(605)	bp		(389)	bp
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.
See footnote disclosures on page 19 and glossary of terms on page 25.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

CORPORATE
Quarterly, Unaudited

						2Q26 Change vs.
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25
						$	%	$	%
Income Statement (millions)
Net interest income/(expense)	$(45)	$(44)	$(51)	$(56)	$(60)	$(1)	(2)%	$14	24%
Noninterest income	30	12	18	25	22	18	NM	8	36
Total revenues	(15)	(32)	(33)	(32)	(38)	17	52	22	59
Noninterest expense	76	54	80	102	61	22	41	15	24
Pre-provision net revenue[3]	(92)	(86)	(113)	(134)	(99)	(5)	(6)	7	7
Provision for credit losses	(9)	(2)	(1)	(6)	11	(7)	NM	(20)	NM
Income before income tax expense	(83)	(84)	(112)	(128)	(110)	1	2	27	25
Income tax expense (benefit)	(35)	(26)	(31)	(35)	(35)	(9)	(35)	—	—
Net income/(loss)	$(48)	$(58)	$(81)	$(93)	$(75)	$11	18%	$27	36%

Average Balance Sheet (billions)
Interest bearing assets	$10.6	$11.1	$11.0	$11.0	$11.0	$(0.5)	(4)%	$(0.4)	(4)%
Total assets	13.6	14.0	13.8	13.9	13.9	(0.4)	(3)	(0.4)	(3)
Numbers may not total due to rounding.
Certain previously reported amounts have been reclassified to agree with current presentation.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.

FOOTNOTES
1 Taxable equivalent interest income and interest expense are non-GAAP measures and are reconciled to net interest income (GAAP) in the table.
2 Occupancy and Equipment expense includes Computer Software Expense.
3 Pre-provision net revenue is a non-GAAP measure and is reconciled to income before income taxes (GAAP) in the table.
4 Represents a non-GAAP measure and is reconciled to the nearest GAAP measure in the non-GAAP to GAAP reconciliations beginning on page 20.
5 Credit card and other includes $153 million of commercial credit card balances at June 30, 2026.
6 Net interest margin is computed using total NII adjusted for FTE assuming a statutory federal income tax rate of 21 percent and, where applicable, state taxes.
7 Segment equity is allocated based on an internal allocation methodology.
8 Share count for all periods shown was impacted by share repurchases.
9 Balance fluctuates based on market conditions. 1Q26 decrease was driven by equity market valuations.
10 Preferred Stock balance impacted by the issuance of Series H Preferred Stock in 1Q26.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions, except per share data)	2Q26	1Q26	4Q25	3Q25	2Q25

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$9,464	$9,465	$9,142	$9,244	$9,257
Less: Noncontrolling interest (a)	295	295	295	295	295
Less: Preferred stock (a)	682	741	349	349	426
(B) Total common equity	$8,487	$8,429	$8,498	$8,600	$8,536
Less: Intangible assets (GAAP) (b)	1,599	1,607	1,615	1,624	1,633
(C) Tangible common equity (Non-GAAP)	$6,888	$6,822	$6,882	$6,976	$6,903

Tangible Assets (Non-GAAP)
(D) Total assets (GAAP)	$84,437	$84,132	$83,876	$83,192	$82,084
Less: Intangible assets (GAAP) (b)	1,599	1,607	1,615	1,624	1,633
(E) Tangible assets (Non-GAAP)	$82,839	$82,525	$82,261	$81,568	$80,451

Period-end Shares Outstanding
(F) Period-end shares outstanding	474	476	485	500	509

Ratios
(A)/(D) Total equity to total assets (GAAP)	11.21%	11.25%	10.90%	11.11%	11.28%
(C)/(E) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.31%	8.27%	8.37%	8.55%	8.58%
(B)/(F) Book value per common share (GAAP)	$17.91	$17.72	$17.53	$17.19	$16.78
(C)/(F) Tangible book value per common share (Non-GAAP)	$14.53	$14.34	$14.20	$13.94	$13.57
(a)     Included in Total equity on the Consolidated Balance Sheet.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions, except per share data)		2Q26	1Q26	4Q25	3Q25	2Q25

Adjusted Diluted EPS
Net income available to common shareholders ("NIAC") (GAAP)	a	$260	$257	$257	$254	$233
Plus Total notable items (after-tax) (Non-GAAP) (a)		$1	$—	$2	$9	$(3)
Adjusted net income available to common shareholders (Non-GAAP)	b	$262	$257	$259	$263	$229

Diluted Shares (GAAP)[8]	c	480	487	496	510	514

Diluted EPS (GAAP)	a/c	$0.54	$0.53	$0.52	$0.50	$0.45
Adjusted diluted EPS (Non-GAAP)	b/c	$0.54	$0.53	$0.52	$0.51	$0.45

Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")
Net Income ("NI") (GAAP)		$274	$266	$266	$266	$244
Plus Relevant notable items (after-tax) (Non-GAAP) (a)		$4	$—	$2	$6	$(3)
Adjusted NI (Non-GAAP)		$278	$266	$268	$272	$241

NI (annualized) (GAAP)	d	$1,101	$1,079	$1,054	$1,055	$980
Adjusted NI (annualized) (Non-GAAP)	e	$1,116	$1,079	$1,064	$1,079	$967

Average assets (GAAP)	f	$84,097	$83,045	$83,081	$82,049	$81,958

ROA (GAAP)	d/f	1.31%	1.30%	1.27%	1.29%	1.20%
Adjusted ROA (Non-GAAP)	e/f	1.33%	1.30%	1.28%	1.32%	1.18%

Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE
Net income available to common shareholders ("NIAC") (annualized) (GAAP)	g	$1,044	$1,044	$1,018	$1,007	$933
Adjusted Net income available to common shareholders (annualized) (Non-GAAP)	h	$1,049	$1,044	$1,028	$1,042	$919

Average Common Equity (GAAP)	i	$8,468	$8,514	$8,491	$8,579	$8,376
Intangible Assets (GAAP) (b)		1,603	1,611	1,619	1,628	1,638
Average Tangible Common Equity (Non-GAAP)	j	$6,865	$6,903	$6,872	$6,950	$6,738

ROCE (GAAP)	g/i	12.33%	12.26%	11.99%	11.74%	11.14%
ROTCE (Non-GAAP)	g/j	15.21%	15.12%	14.82%	14.49%	13.85%
Adjusted ROTCE (Non-GAAP)	h/j	15.29%	15.12%	14.96%	15.00%	13.65%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
(b)     Includes goodwill and other intangible assets, net of amortization.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

(In millions)		2Q26	1Q26	4Q25	3Q25	2Q25

Adjusted Noninterest Income as a % of Total Revenue
Noninterest income (GAAP)	k	$211	$195	$212	$215	$189
Plus notable items (pretax) (GAAP) (a)		—	—	—	—	—
Adjusted noninterest income (Non-GAAP)	l	$211	$195	$212	$215	$189

Revenue (GAAP)	m	$887	$862	$888	$889	$830
Taxable-equivalent adjustment		3	3	3	3	4
Revenue- Taxable-equivalent (Non-GAAP)		890	865	892	893	833
Plus notable items (pretax) (GAAP) (a)		—	—	—	—	—
Adjusted revenue (Non-GAAP)	n	$890	$865	$892	$893	$833

Securities gains/(losses) (GAAP)	o	$—	$(1)	$—	$—	$—

Noninterest income as a % of total revenue (GAAP)	(k-o)/(m-o)	23.73%	22.63%	23.89%	24.16%	22.73%
Adjusted noninterest income as a % of total revenue (Non-GAAP)	(l-o)/(n-o)	23.65%	22.55%	23.80%	24.07%	22.63%

Adjusted Efficiency Ratio
Noninterest expense (GAAP)	p	$531	$505	$545	$551	$491
Plus notable items (pretax) (GAAP) (a)		(5)	—	(3)	(8)	4
Adjusted noninterest expense (Non-GAAP)	q	$526	$505	$541	$542	$495

Revenue (GAAP)	r	$887	$862	$888	$889	$830
Taxable-equivalent adjustment		3	3	3	3	4
Revenue- Taxable-equivalent (Non-GAAP)		890	865	892	893	833
Plus notable items (pretax) (GAAP) (a)		—	—	—	—	—
Adjusted revenue (Non-GAAP)	s	$890	$865	$892	$893	$833

Securities gains/(losses) (GAAP)	t	$—	$(1)	$—	$—	$—

Efficiency ratio (GAAP)	p/ (r-t)	59.88%	58.54%	61.33%	61.92%	59.20%
Adjusted efficiency ratio (Non-GAAP)	q/ (s-t)	59.11%	58.34%	60.73%	60.76%	59.47%
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions)

	Period-end				Average
	2Q26	1Q26	2Q26 vs. 1Q26		2Q26	1Q26	2Q26 vs. 1Q26
Loans excluding LMC
Total Loans (GAAP)	$65,330	$64,377	$953	1%	$64,695	$63,192	$1,503	2%
LMC (GAAP)	4,759	4,641	118	3%	4,284	3,884	399	10%
Total Loans excl. LMC (Non-GAAP)	60,571	59,736	835	1%	60,411	59,308	1,104	2%
Total Consumer (GAAP)	14,439	14,490	(50)	—%	14,439	14,567	(128)	(1)%
Total Commercial excl. LMC (Non-GAAP)	46,131	45,246	886	2%	45,972	44,741	1,232	3%
Total CRE (GAAP)	13,595	13,420	175	1%	13,510	13,417	93	1%
Total C&I excl. LMC (Non-GAAP)	$32,536	$31,826	$710	2%	$32,462	$31,324	1,138	4%

Numbers may not total due to rounding.

		2Q26	1Q26	4Q25	3Q25	2Q25
Allowance for credit losses to loans and leases and Allowance for credit losses to nonperforming loans and leases
Allowance for loan and lease losses (GAAP)	A	$709	$730	$738	$777	$814
Reserve for unfunded commitments (GAAP)		99	96	101	93	87
Allowance for credit losses (Non-GAAP)	B	$808	$826	$839	$870	$901

Loans and leases (GAAP)	C	$65,330	$64,377	$64,156	$63,058	$63,260
Nonaccrual loans and leases (GAAP)	D	$531	$606	$604	$605	$593

Allowance for loan and lease losses to loans and leases (GAAP)	A/C	1.09%	1.13%	1.15%	1.23%	1.29%
Allowance for credit losses to loans and leases (Non-GAAP)	B/C	1.24%	1.28%	1.31%	1.38%	1.42%

Allowance for loan and lease losses to nonperforming loans and leases (GAAP)	A/D	133%	120%	122%	128%	137%
Allowance for credit losses to nonperforming loans and leases (Non-GAAP)	B/D	152%	136%	139%	144%	152%
Numbers may not total due to rounding.

CONSOLIDATED NON-GAAP TO GAAP RECONCILIATION
Quarterly, Unaudited

($ in millions)

	2Q26	1Q26	4Q25	3Q25	2Q25
Adjusted Pre-provision Net Revenue (PPNR)
Pre-tax income (GAAP)	$341	$342	$343	$344	$309
Plus notable items (pretax) (GAAP) (a)	5	—	3	8	(4)
Adjusted Pre-tax income (non-GAAP)	$346	$342	$347	$352	$304
Plus provision for credit losses expense (GAAP)	15	15	—	(5)	30
Adjusted Pre-provision net revenue (PPNR) (non-GAAP)	$361	$357	$347	$347	$334
Taxable-equivalent adjustment	3	3	3	3	4
Adjusted Pre-provision net revenue-Taxable-equivalent (Non-GAAP)	$364	$360	$350	$351	$338
(a)     Adjusted for those notable items relevant to the amount being adjusted, as detailed on page 8.
Numbers may not total due to rounding.

GLOSSARY OF TERMS
Common Equity Tier 1 Ratio: Ratio consisting of common equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, less disallowed portions of goodwill, other intangibles, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Fully Taxable Equivalent (“FTE”): Reflects the amount of tax-exempt income adjusted to a level that would yield the same after-tax income had that income been subject to taxation.

Tier 1 Capital Ratio: Ratio consisting of shareholders’ equity adjusted for certain unrealized gains/(losses) on available-for-sale securities, plus qualifying portions of noncontrolling interests, less disallowed portions of goodwill, other intangible assets, and deferred tax assets as well as certain other regulatory deductions divided by risk-weighted assets.

Key Ratios
Return on Average Assets: Ratio is annualized net income to average total assets.

Return on Average Common Equity: Ratio is annualized net income available to common shareholders to average common equity.

Return on Average Tangible Common Equity: Ratio is annualized net income available to common shareholders to average tangible common equity.

Noninterest Income as a Percentage of Total Revenue: Ratio is noninterest income excluding securities gains/(losses) to total revenue - taxable equivalent excluding securities gains/(losses).

Efficiency Ratio: Ratio is noninterest expense to total revenue - taxable equivalent excluding securities gains/(losses).

Leverage Ratio: Ratio is tier 1 capital to average assets for leverage.

Asset Quality - Consolidated Key Ratios
Nonperforming loans and leases ("NPL") %: Ratio is nonaccruing loans and leases in the loan portfolio to total period-end loans and leases.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans and leases.

Allowance / loans and leases: Ratio is allowance for loan and lease losses to total period-end loans and leases.

Allowance / Nonperforming loans and leases: Ratio is allowance for loan and lease losses to nonperforming loans and leases in the loan portfolio.

Operating Segments
Commercial, Consumer, and Wealth segment: Offers financial products and services, including traditional lending and deposit taking, to commercial and consumer clients primarily in the southern U.S. and other selected markets. Commercial, Consumer & Wealth also consists of lines of business that deliver product offerings and services with niche industry knowledge including asset-based lending, commercial real estate, equipment finance/leasing, energy, international banking, healthcare, and transportation and logistics. Additionally, Commercial, Consumer & Wealth provides investment, wealth management, financial planning, trust and asset management services for consumer clients as well as delivering treasury management solutions, loan syndications, and corporate banking services.

Wholesale segment: Consists of lines of business that deliver product offerings and services with differentiated industry knowledge. Wholesale’s lines of business include mortgage warehouse lending, franchise finance, correspondent banking, and mortgage. Additionally, Wholesale has a line of business focused on fixed income securities sales, trading, underwriting, and strategies for institutional clients in the U.S. and abroad, as well as loan sales, portfolio advisory services, and derivative sales.

Corporate segment: Consists primarily of corporate support functions including risk management, audit, accounting, finance, executive office, and corporate communications. Shared support services such as human resources, marketing, properties, technology, credit risk and bank operations are allocated to the activities of Commercial, Consumer & Wealth, Wholesale and Corporate. Additionally, the Corporate segment includes centralized management of capital and funding to support the business activities of the company including management of balance sheet funding, liquidity, and capital management and allocation. The Corporate segment also includes the revenue and expense associated with run-off businesses such as pre-2009 mortgage banking elements, run-off consumer and trust preferred loan portfolios, and other exited businesses.